UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

ProFrac Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41388	87-2424964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Shops Boulevard, Suite 301 Willow Park, Texas		76087
(Address of principal executive offices)		(Zip Code)

(254) 776-3722

(Registrant’s telephone number, including area code)

Not Appliable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, par value $0.01 per share	PFHC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

This section describes the material provisions of the Merger Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K. ProFrac Holding Corp.’s stockholders and other interested parties are urged to read such agreement in its entirety. Unless otherwise defined herein, the capitalized terms used below are defined in the Merger Agreement.

General Description of the Merger Agreement

On June 21, 2022, ProFrac Holding Corp., a Delaware corporation (“ProFrac”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among ProFrac, U.S. Well Services, Inc., a Delaware corporation (“USWS”), and Thunderclap Merger Sub I, Inc., a Delaware corporation and an indirect subsidiary of ProFrac (“Merger Sub”). The Merger Agreement provides for, among other things, the merger of Merger Sub Inc. with and into USWS, with USWS surviving the merger as the surviving corporation and an indirect subsidiary of ProFrac (the “Merger”).

The Merger Agreement and the transactions contemplated thereby were unanimously approved by the Board of Directors of ProFrac and the Board of Directors of USWS on June 21, 2022, each acting on the unanimous recommendation of their respective special committees formed for the purpose of negotiating and evaluating the fairness of the transactions contemplated by the Merger Agreement.

Conversion of USWS’ Securities

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein:

•

At the effective time of the Merger (the “Effective Time”), each share of Class A Common Stock of USWS, par value $0.0001 per share (the “USWS Common Stock”) will be converted automatically into the right to receive 0.0561 (the “Exchange Ratio”) shares of Class A common stock of ProFrac, par value $0.01 per share (the “PFHC Common Stock”) (the “Merger Consideration”).

•	USWS will take all requisite action so that, effective as of immediately prior to the Effective Time:

•

(i) each holder Series A Redeemable Convertible Preferred Stock of USWS, par value $0.0001 per share, (the “USWS Series A Preferred Stock”) issued and outstanding at such time may convert such stock into shares of USWS Common Stock at the Merger Conversion Ratio (as defined in the Merger Agreement), and (ii) any shares of USWS Series A Preferred Stock issued and outstanding immediately prior to the Effective Time not so converted at the Merger Conversion Ratio will automatically convert into shares of USWS Common Stock at the then-effective conversion rate as calculated pursuant to USWS’ Certificate of Designations (as defined in the Merger Agreement); and

•

each Equity Linked Convertible Note (as defined in the Merger Agreement) issued and outstanding at such time will automatically convert into a number of shares of USWS Common Stock equal to the quotient obtained by dividing (i) the amount of outstanding aggregate principal amount, plus accrued and unpaid interest, owing under such Equity Linked Convertible Note through the date immediately prior to the Closing Date, by (ii) $1.22.

•

At the Effective Time, each February Term C Loan Warrant and March Term C Loan Warrant (as such terms are defined in the Merger Agreement) issued and outstanding immediately prior to the Effective Time (which shall be held by Parent pursuant to the Warrant Sale, as such term is defined and described below) will be automatically canceled and will cease to exist and no consideration will be delivered in exchange therefor.

•

At the Effective Time, each SPAC Warrant, Series A Warrant, Placement Agent Warrant and RDO Warrant (as such terms are defined in the Merger Agreement) issued and outstanding immediately prior to the Effective Time (collectively, the “Rollover Warrants”), in accordance with the terms of such Rollover Warrants, will be canceled and converted into the right to receive a warrant to purchase a number of shares of PFHC Common Stock equal to (i) the number of shares of USWS Common Stock underlying such Rollover Warrant multiplied by (ii) the Exchange Ratio. The exercise price of such Rollover Warrants will be the exercise price of such Rollover Warrant divided by the Exchange Ratio.

Treatment of USWS Stock-Based Awards

USWS will take all requisite action so that:

•

at the Effective Time, each share of USWS Common Stock subject to vesting, repurchase, or other lapse of restrictions that is outstanding and unvested under USWS’ Amended and Restated 2018 Stock Incentive Plan (the “Company LTIP”) immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, be canceled in exchange for the right to receive the Merger Consideration and, in lieu of any fractional shares, cash.

•

immediately prior to the Effective Time, each then-outstanding deferred stock unit or restricted stock unit, in each case representing a right to receive one share of USWS Common Stock granted under the Company LTIP (each, a “DSU”), will, by virtue of the Merger and without any action on the part of the holder thereof, be canceled and converted into the right to receive the Merger Consideration and, in lieu of any fractional shares, cash (treating such DSU in the same manner as if it were an outstanding share of USWS Common Stock for such purposes).

•

immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, (i) each then-outstanding Pool A Performance Award (as defined in the Merger Agreement) shall be canceled and converted into the right to receive (A) for recipients of Pool A Performance Awards who consent to the terms of that certain Amendment to Performance Awards included as an exhibit to the Merger Agreement (the “Award Amendment”), the Merger Consideration in an amount equal to the accumulated award value as of July 19, 2022 divided by $1.22, and (B) with respect to each Pool A Performance Award not amended by an Award Amendment, the Merger Consideration in an amount equal to the accumulated award value as of the Effective Time divided by $1.22; and (ii) each then-outstanding Pool B Performance Award (as defined in the Merger Agreement) shall be canceled and converted into the right to receive (A) with respect to each Pool B Performance Award amended by an Award Amendment, the Merger Consideration in an amount equal to the accumulated award value as of July 19, 2022 divided by $1.078, and (B) with respect to each Pool B Performance Award not amended by an Award Amendment, the Merger Consideration in an amount equal to the accumulated award value as of the Effective Time divided by $1.078.

Merger Consideration; Material Relationship

Based on the closing price of PFHC Common Stock (as reported on the Nasdaq Global Select Market) of $21.49 per share on June 21, 2022, the last trading day prior to announcement of the Merger Agreement, the transaction represents aggregate stock consideration of approximately $93 million and a consideration per share of USWS Common Stock of $1.21. After giving effect to the conversions of the USWS Series A Preferred Stock and Equity Linked Convertible Notes described above, the total stock consideration payable to USWS stockholders and holders of USWS equity awards, based on the PFHC Common Stock June 21, 2022 closing price, would be approximately $270 million.

Dan Wilks and Farris Wilks, together with certain of their affiliates, (collectively, the “Wilks Parties”) collectively hold a controlling interest in ProFrac. Certain Wilks Parties also own certain securities of USWS. Upon the consummation of the Merger, the Wilks Parties will receive an aggregate of 4,112,407 shares of PFHC Common Stock as Merger Consideration (assuming, solely for the purpose of this calculation, a hypothetical closing date of October 31, 2022), which, based on the PFHC Common Stock June 21, 2022 closing price, would be approximately $88.4 million.

Representations, Warranties and Covenants

The parties to the Merger Agreement have made representations, warranties and covenants that are customary for transactions of this nature. The representations and warranties of the respective parties to the Merger Agreement will not survive the closing of the Merger.

The Merger Agreement includes customary covenants of the parties, including, among others, covenants (a) for the Parties to conduct their respective businesses in the ordinary course during the interim period between the date of the execution of the Merger Agreement and the consummation of the Merger, (b) that the Parties not engage in certain kinds of transactions during the interim period between the date of the execution of the Merger Agreement and the consummation of the Merger, (c) that ProFrac use commercially reasonable efforts to obtain and consummate a financing to fund the repayment in connection with the closing of the Merger of certain indebtedness of USWS and its subsidiaries as promptly as reasonably possible following the date of the Merger Agreement, (d) that USWS reasonably cooperate with such financing efforts and (e) providing for ProFrac and USWS to cooperate in the preparation, and obtaining the effectiveness of, the Registration Statement (as defined in the Merger Agreement) to be used in connection with the Merger.

USWS further agreed (a) to amend the terms of the Equity Linked Convertible Notes and the Certificate of Designations (as defined in the Merger Agreement) regarding the USWS Series A Preferred Stock, and to use commercially reasonable efforts to amend the Pool A Performance Awards and Pool B Performance Awards, (b) not to solicit proposals relating to alterative business combination transactions or, subject to certain exceptions, enter into discussions or an agreement concerning or provide confidential information in connection with any proposals for alternative business combination transactions and (c) as soon as practicable following the date of the Merger Agreement convene and hold a special meeting of the holders of USWS Common Stock for the purposes of obtaining the Company Stockholder Approval (as defined in the Merger Agreement).

Closing Conditions

The consummation of the Merger is subject to customary conditions, including, among others, (a) receipt of the Company Stockholder Approval, (b) the absence of any applicable law or order prohibiting the consummation of the Merger or the Parent Stock Issuance (as defined in the Merger Agreement), (c) the expiration or termination of the HSR Act waiting period, (d) the effectiveness of the Registration Statement, (e) approval of the Parent Stock Issuance for listing on Nasdaq, (f) subject to certain exceptions, the accuracy of the representations and warranties of each party, (g) the performance in all material respects of each party of its obligations under the Merger Agreement and (h) the absence of a Company Material Adverse Effect and Parent Material Adverse Effect (as such terms are defined in the Merger Agreement).

Termination

The Merger Agreement contains certain termination rights for both ProFrac and USWS and further provides that, upon termination of the Merger Agreement under specified circumstances, USWS may be required to pay ProFrac a termination fee of $8,000,000 or reimburse ProFrac for certain expenses in an amount up to $3,000,000, in each case, depending on the termination event.

The Merger Agreement is filed as Exhibit 2.1 hereto and is hereby incorporated into this report by reference. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the ProFrac, USWS, or any of their respective subsidiaries or affiliates, or to modify or supplement any factual disclosures about ProFrac or USWS included in their respective public reports filed with the SEC. The Merger Agreement contains representations, warranties and covenants of each of ProFrac and USWS that were made only for purposes of the Merger Agreement as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement, instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of ProFrac, USWS, or any of their respective subsidiaries or affiliates. Investors should read the Merger Agreement together with the other information concerning ProFrac and USWS that each company publicly files in reports and statements with the Securities and Exchange Commission (the “SEC”).

Voting Agreement

Concurrently with the execution and delivery of the Merger Agreement, certain stockholders of USWS (each, a “Supporting Stockholder” and, collectively, the “Supporting Stockholders”) entered into a Voting Agreement with ProFrac (the “Voting Agreement”). Pursuant to the Voting Agreement, each Supporting Stockholder agreed to, among other things, (i) support and vote in favor of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, (ii) take (and refrain from taking) certain other actions in connection with the transactions contemplated by the Merger Agreement and (iii) to the extent applicable, deliver a Conversion Notice (as defined in the Merger Agreement) to convert each Supporting Stockholder’s shares of USWS Series A Preferred Stock at the Merger Conversion Ratio as described above.

The Supporting Stockholders together beneficially own, in the aggregate, approximately 44% of the currently outstanding shares of USWS Common Stock, which includes 57,403 shares of USWS Common Stock, or approximately 0.07%, held by THRC Holdings, LP, one of the Wilks Parties.

Warrant Purchase Agreement

Concurrently with the execution and delivery of the Merger Agreement, the holders of the February Term C Loan Warrants and the March Term C Loan Warrants (collectively, the “Term C Loan Warrant Holders”) entered into a Warrant Purchase Agreement with ProFrac (the “Warrant Purchase Agreement”). Pursuant to the Warrant Purchase Agreement, immediately prior to the Effective Time and conditioned upon the consummation of the Merger, the Term C Loan Warrant Holders will sell all of their respective February Term C Loan Warrants and March Term C Loan Warrants to ProFrac or its subsidiaries in exchange for an aggregate purchase price of $2,639,999.82 (the “Warrant Sale”).

The foregoing descriptions of the Voting Agreement and the Warrant Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the form of such agreements, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, the reader can identify forward-looking statements by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. Forward-looking statements relate to future events or ProFrac’s or the combined company’s future financial or operating performance. These forward-looking statements include, among other things, statements regarding: the expected benefits of the Merger, including any resulting synergies and positive impact on earnings, competitive advantages, expanded active fleet and electric fleet portfolio, increased value, improved efficiency, cost savings including fuel cost savings, access to and rights in acquired intellectual property, emissions minimization and other expected advantages of the Merger; the anticipated timing of the Merger; the likelihood and ability of the parties to successfully consummate the Merger; the services to be offered by the combined company; the markets in which ProFrac and USWS operate; business strategies, debt levels, industry environment and growth opportunities; the projected value of operational synergies, including value expected to result from license fee savings; and expectations regarding ProFrac’s ability to finance USWS’ debt. Such forward-looking statements are based upon assumptions made by ProFrac as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the price of ProFrac securities; the failure to satisfy the conditions to the consummation of the Merger, including the approval of the Merger by the stockholders of USWS, and the receipt of certain governmental and regulatory approvals; the failure by ProFrac to obtain any financing it may need to complete the Merger on favorable terms or at all; the effect of the announcement or pendency of the Merger on ProFrac’s and USWS’ business relationships, performance, and businesses generally; risks that the Merger disrupts current plans of ProFrac or USWS and may cause potential difficulties in employee retention as a result of the Merger; the outcome of any legal proceedings that may be instituted against ProFrac or USWS or any of their respective affiliates related to the Merger Agreement and the Merger; changes to the proposed structure of the Merger that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Merger; the impact on the price of ProFrac’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which ProFrac operates, variations in performance across competitors, changes in laws and regulations affecting ProFrac’s business and changes in the combined company’s capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the Merger, and identify and realize additional opportunities; the ability to integrate acquired assets and personnel into ProFrac’s existing business model and realize the expected value of resulting operational synergies; the ability to successfully and sustainably execute on current business strategies and plans for growth; risks relating to acquisitions generally; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statement” in ProFrac’s final prospectus relating to its initial public offering (File No. 333-261255) declared effective by the SEC on May 12, 2022 (the “ProFrac Final Prospectus”). The foregoing list of factors is not exhaustive. There may be additional risks that neither ProFrac nor USWS presently know or that ProFrac or USWS currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the Proxy Materials (as defined below), including those under “Risk Factors” therein, and other documents filed by ProFrac and USWS from time to time with the SEC, which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved, including without limitation any expectations about ProFrac’s or the combined company’s operational and financial performance or achievements. There may be additional risks about which ProFrac is presently unaware or that ProFrac currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ProFrac assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. ProFrac gives no assurance that it will achieve its expectations, including that the Merger will be consummated.

Additional Information and Where to Find It

In connection with the Merger, ProFrac intends to file with the with the SEC a registration statement on Form S-4, which will include a joint proxy statement/prospectus (the “Proxy Statement”) and an information statement (the “Information Statement” and together with the Proxy Statement, the “Proxy Materials”). PROFRAC URGES INVESTORS TO READ THE PROXY MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROFRAC AND THE MERGER. Investors may obtain free copies of the Proxy Materials (when available) as well as other filed documents containing information about ProFrac at http://www.sec.gov, the SEC’s free website. Free copies of ProFrac’s SEC filings including the Proxy Materials (when available) are also available on ProFrac’s website at www.pfholdingscorp.com under “Investor Relations.”

Participants in the Solicitation

ProFrac and USWS and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies in connection with the Merger. Information regarding the officers and directors of ProFrac is included in the ProFrac Final Prospectus. Information regarding the officers and directors of USWS is included in USWS’ Definitive Proxy Statement on Schedule 14A filed with the SEC on April 20, 2022, as amended from time to time, with respect to the 2022 Annual Meeting of Stockholders of USWS and in USWS’ Current Report on Form 8-K filed with the SEC on May 4, 2022. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Materials and other materials to be filed with the SEC in connection with the Merger.

No Offer and Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ProFrac, USWS or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 21, 2022, by and among U.S. Well Services, Inc., ProFrac Holding Corp. and Thunderclap Merger Sub I, Inc.*

10.1	Form of Voting Agreement, by and among ProFrac Holding Corp. and the stockholders of U.S. Well Services, Inc. party thereto.

10.2	Form of Warrant Purchase Agreement, by and among ProFrac Holding Corp. and the holders of warrants of U.S. Well Services, Inc. party thereto.

*	The schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFRAC HOLDING CORP.

By:	/s/ Lance Turner
Name: Lance Turner
Title: Chief Financial Officer

Date: June 24, 2022